SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): November 17, 2005 (November
                                   14, 2005)

                                   EPLUS INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                000-28926           54-1817218
               --------------          --------------       --------------
     (State or other jurisdiction  (Commission File Number) (IRS Employer
              of incorporation)                             Identification No.)

            13595 Dulles Technology Drive, Herndon, Virginia 20171-3413
               -----------------------------------------------------
          (Address, including zip code, of principal executive office)

                                 (703) 984-8400
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[   ]   Written communications pursuant to Rule 425  under  the  Securities  Act
        (17 CFR 230.425)

[   ]   Soliciting  material  pursuant to Rule  14a-12  under  the  Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement  communications pursuant  to Rule  14d-2(b)  under  the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement  communications  pursuant to  Rule 13e-4(c)  under  the
        Exchange Act (17 CFR 240.13e-4(c))



















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Item 8.01  Other Events

On November 14, 2005, ePlus Technology, inc., a wholly-owned subsidiary of ePlus inc., modified the current credit-facility agreements with GE Commercial Distribution Finance Corporation ("GECDF" - formerly known as Deutsche Financial Services Corporation) that were executed on August 31, 2000. The changes to the agreements include the ability to have GECDF provide a total credit facility limit of up to $75,000,000, provided that at no time will the combined amount outstanding under the inventory floorplan credit facility and the accounts receivable facility exceed this total amount. In addition, the accounts receivable facility contains a sub-limit of $20,000,000. Additionally, ePlus Technology, inc. must maintain a ratio of debt minus subordinated debt to tangible net worth and subordinated debt ("TNW") of not more than four and one-half to one (4.5:1.0), and TNW increases quarterly in the amount of 50% of ePlus Technology, inc.'s net income for each quarter beginning December 31, 2005 from a base of $17,997,000.

Purpose of the Credit Facility

We use this credit facility to finance our working capital requirements for inventories and accounts receivable of our reseller business. There are two components of this lending facility: a floorplan credit facility and an accounts-receivable facility. Our traditional business as sellers of computer technology and related peripherals and software products is financed through the floorplan credit facility, in which the interest expense for the first thirty to forty-five days, in general, is not charged but is paid for by the manufacturer/distributor. These floorplan liabilities are recorded as accounts payable-trade as they are normally repaid within the thirty- to forty-five-day timeframe and represent an assigned accounts payable originally generated with the manufacturer/distributor. If the thirty- to forty-five-day obligation is not paid timely, interest is then assessed at the stated contractual rates.

Principal Terms of the Credit Facility

The agreements provide for various repayment days dependent on the manufacturer/distributor, but the majority are forty-five days on average. The facility can be terminated with 90 days' notice by either party. The facility consists of a total credit facility limit of $75,000,000 and a sub-limit of $20,000,000 on accounts receivable financing. Interest is assessed at the prime rate minus one-half of one percent and not less than 5.25% per annum on the outstanding principal debt under the accounts receivable facility. ePlus inc., the parent of ePlus Technology, inc., has guaranteed this facility up to $10,500,000. ePlus Group, inc., with the consent of its credit facility supplier, agreed to guaranty any items it received from but has not paid to ePlus Technology, inc.


Item 9.01  Financial Statements and Exhibits

(c) The following exhibits are filed as part of this report:

Exhibit Number    Exhibit Description

10.1              Text  of Business Financing Agreement dated August 31, 2000  between Deutsche Financial
                  Services Corporation (now known  as GE Commercial Distribution Finance Corporation) and
                  ePlus Technology, inc.

10.2              Text of Agreement for  Wholesale  Financing  dated  August  31, 2000  between  Deutsche
                  Financial Services (now  known as GE  Commercial Distribution Finance  Corporation) and
                  ePlus Technology, inc.

10.3              Text of  Paydown Addendum  to  Business  Financing  Agreement  dated  August  31,  2000 between  Deutsche Financial  Services (now known as GE Commercial Distribution  Finance
                  Corporation) and ePlus Technology, inc.

10.4              Text of Addendum to Business Financing Agreement and Agreement for  Wholesale Financing
                  dated February 12, 2001 between Deutsche Financial Services (now known as GE Commercial
                  Distribution Finance Corporation) and ePlus Technology, inc.

10.5              Text  of  Amendment  to  Business  Financing  Agreement  and  Agreement  for  Wholesale
                  Financing dated  April  3, 2003 between GE Commercial Distribution  Finance Corporation and ePlus Technology, inc.

10.6              Text of Amendment to Business Financing Agreement and Agreement for Wholesale Financing
                  dated March 31, 2004 between GE Commercial Distribution  Finance Corporation and  ePlus
                  Technology, inc.

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

10.7              Text  of  Amendment  to  Business  Financing  Agreement  and  Agreement  for  Wholesale
                  Financing dated June 24, 2004 between GE Commercial  Distribution  Finance  Corporation and ePlus Technology, inc.

10.8              Text  of  Amendment  to  Business  Financing  Agreement  and  Agreement  for  Wholesale
                  Financing  dated August 13, 2004 between GE Commercial Distribution Finance Corporation and ePlus Technology, inc.

10.9              Amendment to Business Financing Agreement and Agreement for Wholesale Financing between
                  ePlus  Technology,  inc.  and  GE  Commercial  Distribution  Finance Corporation  dated
                  November 14, 2005

10.10             Text of Limited Guaranty dated June 24, 2004 between GE Commercial Distribution Finance
                  Corporation and ePlus inc.

10.11             Text of Collateralized Guaranty dated March 30, 2004 between GE Commercial Distribution
                  Finance Corporation and ePlus Group, inc.

10.12             Amendment to  Collateralized  Guaranty  between  ePlus Group,  inc. and  GE  Commercial
                  Distribution Finance Corporation dated November 14, 2005

10.13             Text  of  Agreement Regarding  Collateral  Rights  and  Waiver  between  GE  Commercial
                  Distribution Finance Corporation and National City Bank, as Administrative Agent, dated
                  March 24, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ePlus inc.


                                              By: /s/ Steven J. Mencarini
                                                  ------------------------------
                                                  Steven J. Mencarini
Date:  November 17, 2005                          Chief Financial Officer




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